                                                                    EXHIBIT 99.1

         NEW YORK, NY, April 25, 2003 -- Net earnings of Alleghany Corporation (NYSE-Y) in the first quarter of 2003 were $7.7 million, or $1.04 per share of common stock, compared with net earnings of $25.8 million, or $3.44 per share of common stock, in the first quarter of 2002, John J. Burns, Jr., President and chief executive officer of Alleghany, announced today. Net gains on investment transactions after taxes in the first quarter of 2003 totalled $2.1 million, or $0.29 per share, compared with $22.5 million, or $3.00 per share, in the corresponding 2002 period. Operating income before the effect of investment transactions in the 2003 first quarter was $5.6 million, or $0.75 per share, compared with $3.3 million, or $0.44 per share, in the corresponding 2002 period.

         Alleghany Insurance Holdings, a holding company for Alleghany's insurance operations, consisting principally of Capitol Transamerica Corporation, recorded pre-tax earnings of $4.9 million on revenues of $38.7 million in the first quarter of 2003, compared with pre-tax earnings of $1.2 million on revenues of $30.7 million in the 2002 first quarter. Alleghany Insurance Holdings recorded pre-tax investment income of $4.4 million and realized pre-tax investment gains of $0.9 million in the 2003 first quarter compared with pre-tax investment income of $3.3 million and realized pre-tax investment losses of $1.6 million in the corresponding 2002 period.

         World Minerals recorded pre-tax earnings of $4.9 million on revenues of $62.1 million in the 2003 first quarter, compared with pre-tax earnings of $2.9 million on revenues of $56.9 million in the 2002 first quarter. World Minerals' 2003 results reflect the favorable impact that the strengthening of the Euro against the dollar had on World Minerals' reported revenues, somewhat lower energy costs (particularly natural gas), cost controls and, despite continued sluggish demand, a modest increase in tonnage volume shipped.

         Heads & Threads recorded pre-tax earnings of $0.1 million on revenues of $28.0 million in the 2003 first quarter, compared with pre-tax earnings of $0.5 million on revenues of $27.9 million in the 2002 first quarter. The 2003 results primarily reflect reduced demand in the U.S. economy, competitive pricing pressures and increases in the cost of steel from China.

         Highlights are as follows (in millions, except for shares and per share amounts):

                                                                           Three Months Ended
                                                                                March 31
                                                                     2003                   2002
                                                                     ----                   ----
Revenues                                                          $    138.7              $    158.0

Earnings before taxes                                             $     11.6              $     39.2

     Net earnings                                                 $      7.7              $     25.8

     Basic earnings per share of
     common stock*                                                $     1.04              $     3.44

     Diluted earnings per
     share of common stock*                                       $     1.03              $     3.42

Average number of outstanding shares of common stock*              7,413,145               7,497,240

*      Adjusted to reflect the dividend of common stock declared in March 2003.

         The comparative contributions to earnings before taxes made by Alleghany's operating units Alleghany Insurance Holdings (insurance businesses), World Minerals (industrial minerals business) and Heads & Threads (industrial fasteners business), as well as by Alleghany's parent company and other operations, were as follows (in millions):

                                                              Three Months Ended
                                                                   March 31
                                                        2003                    2002
                                                        ----                    ----
World Minerals                                         $ 4.9                   $ 2.9

Alleghany Insurance Holdings                             4.9                     1.2

Heads & Threads                                          0.1                     0.5

Parent company and other                                 1.7                    34.6
                                                       -----                   -----
                                                       $11.6                   $39.2
                                                       =====                   =====

         On a per-share, after-tax basis, the foregoing earnings contributions may be broken down as follows:

                                          World          Heads &         Parent co.
     2003                  AIHL          Minerals        Threads         and other              Total
     ----                  ----          --------        -------         ----------             -----
Operating Income*         $ 0.46          $0.31           $0.01           $(0.03)               $0.75

Investment
Transactions                0.08             --              --             0.21                 0.29
                          ------          -----           -----           ------                -----
Net Earnings              $ 0.54          $0.31           $0.01           $ 0.18                $1.04
                          ======          =====           =====           ======                =====
     2002
     ----

Operating Income*         $ 0.36          $0.16           $0.04           $(0.12)               $0.44

Investment
Transactions               (0.15)            --              --             3.15                 3.00
                          ------          -----           -----           ------                -----
Net Earnings              $ 0.21          $0.16           $0.04           $ 3.03                $3.44
                          ======          =====           =====           ======                =====

         *Operating income represents net earnings per share on a GAAP basis less the net gain or loss on investment transactions taxed at the federal tax rate.

         As of March 31, 2003, Alleghany beneficially owned approximately 16.0 million shares, or 4.3 percent, of the outstanding common stock of Burlington Northern Santa Fe Corporation, which had an aggregate market value on that date of approximately $398.4 million, or $24.90 per share, compared with a market value on December 31, 2002 of $416.2 million, or $26.01 per share. The aggregate cost of such shares is approximately $181.8 million, or $11.36 per share.

         Alleghany has previously announced that it may purchase shares of its common stock in open market transactions from time to time. In the first quarter of 2003, Alleghany did not purchase any shares of its common stock. As of March 31, 2003, Alleghany had 7,423,254 shares of common stock outstanding (which includes the stock dividend declared in March 2003).

         Alleghany common stockholders' equity per share at March 31, 2003 was $185.85 per share, a slight decrease from common stockholders' equity per share of $186.16 as of December 31, 2002 (both as adjusted for the stock dividend declared in March 2003).

                                      # # #

                              ALLEGHANY CORPORATION
                       CONSOLIDATED STATEMENTS OF EARNINGS
                             (dollars in thousands)
                                   (unaudited)

                                                           THREE MONTHS ENDED MARCH 31, 2003
                                           -------------------------------------------------------------------
                                          ALLEGHANY
                                          INSURANCE     WORLD       HEADS &       CORPORATE
                                          HOLDINGS     MINERALS     THREADS       ACTIVITIES      CONSOLIDATED
                                          --------------------------------------------------------------------
REVENUES
  Net fastener sales                            $0     $     0      $27,953        $     0          $ 27,953
  Interest, dividend and other income        4,377         100            0          7,503            11,980
  Net insurance premiums earned             33,415           0            0              0            33,415
  Net mineral and filtration sales               0      62,048            0              0            62,048
  Net gain (loss) on investments               911           0            0          2,353             3,264
                                           -------     -------      -------        -------          --------

        Total revenues                      38,703      62,148       27,953          9,856           138,660

COSTS AND EXPENSES
  Commissions and brokerage expenses         7,055           0            0              0             7,055
  Salaries, administrative and other
    operating expenses                       6,910       8,947        6,871          1,185            23,913
  Losses and loss adjustment expenses       19,853           0            0              0            19,853
  Cost of goods sold - fasteners                 0           0       20,759              0            20,759
  Cost of mineral and filtration sales           0      47,920            0              0            47,920
  Interest expense                               0         355          203            720             1,278
  Corporate administration                       0           0            0          6,300             6,300
                                           -------     -------      -------        -------          --------
        Total costs and expenses            33,818      57,222       27,833          8,205           127,078
                                           -------     -------      -------        -------          --------
EARNINGS BEFORE TAXES                      $ 4,885     $ 4,926      $   120        $ 1,651            11,582
                                           =======     =======      =======        =======          ========
INCOME TAXES                                                                                           3,858
                                                                                                    --------
NET EARNINGS                                                                                        $  7,724
                                                                                                    ========

                              ALLEGHANY CORPORATION
                       CONSOLIDATED STATEMENTS OF EARNINGS
                             (dollars in thousands)
                                   (unaudited)

                                                       THREE MONTHS ENDED MARCH 31, 2002
                                          -----------------------------------------------------------
                                          ALLEGHANY
                                          INSURANCE    WORLD      HEADS &    CORPORATE
                                          HOLDINGS    MINERALS    THREADS    ACTIVITIES  CONSOLIDATED
                                          -----------------------------------------------------------
REVENUES
  Net fastener sales                      $      0    $      0    $ 27,932   $      0      $ 27,932
  Interest, dividend and other income        3,300        (540)          0      6,227         8,987
  Net insurance premiums earned             29,023           0           0          0        29,023
  Net mineral and filtration sales               0      57,463           0          0        57,463
  Net gain (loss) on investments            (1,649)          0           0     36,242        34,593
                                          --------    --------    --------   --------      --------

        Total revenues                      30,674      56,923      27,932     42,469       157,998

COSTS AND EXPENSES
  Commissions and brokerage expenses         5,493           0           0          0         5,493
  Salaries, administrative and other
    operating expenses                       5,077       9,303       6,082      1,124        21,586
  Losses and loss adjustment expenses       18,887           0           0          0        18,887
  Cost of goods sold - fasteners                 0           0      21,085          0        21,085
  Cost of mineral and filtration sales           0      44,259           0          0        44,259
  Interest expense                               0         431         263        979         1,673
  Corporate administration                       0           0           0      5,763         5,763
                                          --------    --------    --------   --------      --------

        Total costs and expenses            29,457      53,993      27,430      7,866       118,746
                                          --------    --------    --------   --------      --------
EARNINGS BEFORE TAXES                     $  1,217    $  2,930    $    502   $ 34,603        39,252
                                          ========    ========    ========   ========
INCOME TAXES                                                                                 13,443
                                                                                           --------
NET EARNINGS                                                                               $ 25,809
                                                                                           ========

                              ALLEGHANY CORPORATION
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                   (unaudited)
               (in thousands, except per share and share amounts)

                                                                     MARCH 31,   DECEMBER 31,
                                                                       2003         2002
                                                                    ----------   ----------
ASSETS
  Available for sale securities:
        Equity securities                                           $  637,391   $  486,353
        Debt securities                                                430,008      580,606
  Short-term investments                                               252,012      237,698
                                                                    ----------   ----------
                                                                     1,319,411    1,304,657

  Cash                                                                  26,647       27,423
  Notes receivable                                                      92,305       92,358
  Accounts receivables                                                  94,914       85,710
  Reinsurance receivables                                              145,237      147,479
  Deferred acquisition costs                                            22,250       22,547
  Property and equipment - at cost, less accumulated depreciation      171,887      173,539
  Inventory                                                             84,067       81,978
  Goodwill and other intangibles, net of amortization                  105,997      112,858
  Other assets                                                          83,535       85,833
                                                                    ----------   ----------
                                                                    $2,146,250   $2,134,382
                                                                    ==========   ==========

LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
  Current taxes payable                                             $   26,052   $   28,372
  Losses and loss adjustment expenses                                  259,166      258,471
  Other liabilities                                                    147,329      147,411
  Unearned premiums                                                     63,569       64,115
  Subsidiaries' debt                                                   168,786      152,507
  Net deferred tax liability                                           101,709      104,164
                                                                    ----------   ----------
      Total liabilities                                                766,611      755,040
  Common stockholders' equity                                        1,379,639    1,379,342
                                                                    ----------   ----------

                                                                    $2,146,250   $2,134,382
                                                                    ==========   ==========

COMMON STOCKHOLDERS' EQUITY PER SHARE                               $   185.85   $   186.16
                                                                    ==========   ==========

COMMON SHARES OUTSTANDING (adjusted for dividends)                   7,423,254    7,409,282
                                                                    ==========   ==========